Exhibit 10.31.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

ONE NORTH CENTRAL

AMENDMENT TO LEASE

This AMENDMENT TO LEASE (“Amendment”) is made and entered into effective as of March 14, 2018, by and between AGP ONE NORTH CENTRAL OWNER LLC, a Delaware limited liability company (“Landlord”), and QUICKEN LOANS, INC., a Michigan corporation (“Tenant”).

R E C I T A L S:

A.            Landlord and Tenant entered into that certain Lease dated as of June 5, 2017 (the “Lease”) pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain “Premises”, as described in the Lease, commonly known as Suites 1500, 1600, 1700, 1800, 1900 and 2000 of the Building located at One North Central Avenue, Phoenix, Arizona (the “Building”).

B.            Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning gives such terms in the Lease.

C.            Landlord and Tenant desire to amend the Lease to confirm, among other things, the Lease Commencement Date and the Lease Expiration Date of the Lease, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Confirmation of Lease Dates. Notwithstanding anything in the Lease to the contrary, the parties hereby confirm that (a) the Phase One Delivery Date is August 19, 2017 (and the definition of the Phase One Delivery Date in Section 7.3 of the Lease Summary is deemed modified to reflect such date), (b) the Phase Two Delivery Date is December 28, 2017 (and the definition of the Phase Two Delivery Date in Section 7.3 of the Lease Summary is deemed modified to reflect such date) (c) the Phase One Premises Lease Commencement Date is February 15, 2018 (and the definition of the Phase One Premises Lease Commencement Date in Sections 7.4 and 7.5 of the Lease Summary is deemed modified to reflect such date), (d) the Phase Two Premises Lease Commencement Date is June 26, 2018 (and the definition of the Phase Two Premises Lease Commencement Date in Section 7.5 of the Lease Summary is deemed modified to reflect such date, and (e) the Lease Term for the entire Premises (including the Phase One Premises and the Phase Two Premises) will commence as of February 15, 2018 (the “Lease Commencement Date”) for a term of one hundred twenty-eight (128) months ending on October 31, 2028 (the “Lease Expiration Date”); subject, however, to extension or earlier termination as provided in the Lease.

2.             Confirmation of Rentable Square Footage of Building and Premises. Landlord and Tenant acknowledge and agree that Landlord has recently performed a remeasurement of the Building (including the Premises). Notwithstanding anything in the Lease to the contrary, Landlord and Tenant acknowledge and agree that the rentable square footage of the Building is 433,289 rentable square feet and that the rentable square feet of the Premises is 157,825 rentable square feet consisting of (i) 29,019 rentable square feet comprising Suite 1500; (ii) 29,052 rentable square feet comprising Suite 1600; (iii) 28,872 rentable square feet comprising Suite 1700; (iv) 28,872 rentable square feet comprising Suite 1800; (v) 28,906 rentable square feet comprising Suite 1900; and (vi) 13,104 rentable square feet comprising Suite 2000.

3. Tenant’s Share of Direct Expenses. Notwithstanding anything in the Lease to the contrary, Tenant’s Share of Direct Expenses shall, during the Lease Term, be 36.42%.

4.             Tenant Improvement Allowance. Landlord and Tenant acknowledge and agree that the Tenant Improvement Allowance referenced in the Lease is hereby deemed changed to [***] (based on [***] per rentable square foot of the Premises.

5.             Base Rent Schedule. Notwithstanding anything in the Lease to the contrary, the Base Rent schedules set forth in Section 8 of the Lease Summary are hereby deemed deleted in their entirety and replaced with the following Base Rent schedule, which Base Rent schedule includes the aggregate Base Rent payable by Tenant for the entire Premises during the Lease Term. Such Base Rent schedule also includes the Abated Rent and the Discount Rent described in the Lease; provided, however, that such Abated Rent and Discount Rent is subject to the terms and conditions of Article 3 of the Lease.

Lease Term Period	Monthly Base Rent
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

* The Base Rent for these periods includes the Abated Phase One Rent, Abated Phase Two Rent and the Discount Rent described in Sections 3.2 and 3.3 of the Lease. Landlord and Tenant acknowledge and agree that the Abated Phase Two Rent commences as of February 15, 2018.

6.             No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

7.             Execution. This Amendment may be executed in multiple counterparts, and via electronic or facsimile delivery, each of which shall constitute an original, but all of which shall constitute one document.

[Signatures Appear On Following Page]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

“Landlord”	AGP ONE NORTH CENTRAL OWNER LLC,
a Delaware limited liability company

	By:		Parallel Capital Partners LP,
a Delaware limited partnership
its authorized agent

	By:	Parallel Capital Partners, Inc.,
a California corporation

		By:	/s/ Jim Ingebritsen
		Name:	Jim Ingebritsen
		Tile:	President

“Tenant”	QUICKEN LOANS, INC.,
a Michigan corporation

	By:	/s/ Jay Farner
	Name:	Jay Farner
	Its:	Chief Executive Officer